SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, D.C.  20549
                            __________________________________
                                         FORM T-1
                        STATEMENT OF ELIGIBILITY AND QUALIFICATION
                           UNDER THE TRUST INDENTURE ACT OF 1939
                       OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)_____

                            BANKAMERICA NATIONAL TRUST COMPANY
                    (Exact name of trustee as specified in its charter)

                                      Not Applicable
   (Jurisdiction of incorporation or organization if not a U.S. national bank)

                                        95-3804037
                           (I.R.S. Employer Identification No.)

                  One World Trade Center, New York, New York   10048-1191
                   (Address of principal executive offices)   (Zip Code)

                                      General Counsel
                                  Bank of America NT & SA
                               335 Madison Avenue, 4th Floor
                                    New York, NY 10017
                                      (212) 503-8297
                (Name, address and telephone number of agent for services)

                                 NationsBank Corporation
                          (Exact name obligor as specified in its
                                       its charter)

              North Carolina                              56-0906609
       (State or other jurisdiction of                 (I.R.S. Employer
       incorporation or organization)                 Identification No.)

          NationsBank Corporate Center                          28255
           Charlotte, North Carolina                          (Zip Code)
 (Address of principal executive offices)

                                      Debt Securities
                            (Title of the indenture securities)

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                                          GENERAL

          Item 1.   General Information.
                    Furnish the following information as to the trustee:

               (a) Name and address of each examining or supervising authority to which it is subject.

                    Comptroller of the Currency, 250 E Street,
                    S.W., Washington, D.C. 20219; Federal Deposit Insurance Corporation, 550 17th Street, N.W., Washington, D.C. 20429; Board of Governors of The Federal Reserve System, 20th and C Streets, N.W., Washington, D.C. 20551

               (b) Whether it is authorized to exercise corporate trust powers.
                    Yes

          Item 2.   Affiliations with Obligor

                    If the obligor is an affiliate of the trustee, describe each such affiliation.

                    The obligor is not an affiliate of the trustee. (See Note on Page 3)

          Item 16.  List of Exhibits

                    List below are exhibits filed as a part of this statement of eligibility and qualification.

                    Exhibit 1      A copy of the Articles of Association
                                   of the Trustee; incorporated herein by
                                   reference to Exhibit 1 filed with Form
                                   T-1 Statement, Registration No. 33-34670.

                    Exhibit 2 A copy of the Certificate of Authority to Commence Business of the Trustee, incorporated herein by reference to
                                   Exhibit 2 filed with Form T-1 Statement,
                                   Registration No. 2-97868.

                    Exhibit 3      Included in Exhibit 1.

                    Exhibit 4 A copy of the existing by-laws of the Trustee; incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 33-34670.

                    Exhibit 5      A copy of each indenture referred to in
                                   Item 4 if the obligor is in default.

                                   Not applicable.

                    Exhibit 6      Consents of BankAmerica National
                                   Trust Company formerly Security Pacific
                                   National Trust Company (New York) required by Section 321 (b) of the Trust Indenture Act of 1939; incorporated herein by reference to Exhibit 6, filed with Form T-1 Statement, Registration No. 2-97868.

                    Exhibit 7 A copy of the latest report of the Trustee published pursuant to the laws or the requirements of its supervising or examining authority.

                    Exhibit 8 A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

                                   Not Applicable.

                    Exhibit 9 Foreign trustees are required to file a consent to service of process on Form F-X.

                                   Not Applicable.




                                           NOTE

                      Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base responsive answers to Item 2 the answer to said Item is based on incomplete information.

                      Item 2 may be considered correct unless amended by an amendment to this Form T-1.

                                      SIGNATURE

                      Pursuant to the requirements of the Trust Indenture
          Act of 1939 the Trustee, BankAmerica National Trust Company, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 30th day of January, 1995.



                                   BANKAMERICA NATIONAL TRUST COMPANY

                                   By   Geovanni Barris
                                        Geovanni Barris
                                        Trust Officer

          BANKAMERICA NATIONAL TRUST COMPANY     Exhibit 7 to Form T-1
          One World Trade Center, 18th Floor
          New York City, NY  10006

          FDIC Certificate Number 24430

          Consolidated Report of Condition for
          Insured Commercial Banks for September 30, 1994

          All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

          SCHEDULE RC - BALANCE SHEET
                                    Dollar Amounts in Thousands
      _________________________________________________________________Assets
           1.  Cash and balances due from depository
               institutions (from Schedule RC-A):
               a.  Noninterest-bearing balances and
                   currency and coin [1]............................283,902
               b.  Interest-bearing balances [2].................... 10,200
           2.  Securities:
               a. Held-to-maturity securities
                  (from Schedule RC-B, column A).....................2,013
               b. Available-for-sale securities
                  (from Schedule RC-B, column D).....................4,702
           3.  Federal funds sold and securities
               purchases under agreements to resell:
               a.   Federal funds sold...............................
               b.   Securities purchased under
                    agreements to resell..............................
           4.  Loans and lease financing receivables:
               a.    Loans and leases, net of unearned
                     income (from Schedule RC-C)....................109,026
               b.    LESS: Allowance for loan and
                     lease losses.......................................436
               c.    LESS: Allocated transfer risk
                     reserve................................
               d.    Loans and leases, net of
                     unearned income, allowance,
                     and reserve (item 4.a minus
                     4.b and 4.c)....................................108,590
           5.  Assets held in trading accounts (from
               Schedule RC-D)........................................

           6.  Premises and fixed assets (including
               capitalized leases).......................................960
           7.  Other real estate owned...............................
           8.  Investments in unconsolidated subsidiaries and
               associated companies..................................
           9.  Customer's liability to this bank on
               acceptances outstanding...............................
          10.  Intangible assets (from Schedule RC-M).................17,473
          11.  Other assets (from Schedule RC-F).....................156,606
          12.  Total assets (sum of items 1 through 11...............584,446
          _______________

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        [1] Includes cash items in process of collection and unposted debits.
        [2] Includes time certificates of deposit not held in trading ccounts.
          SCHEDULE RC-CONTINUED

                                 Dollar Amounts in Thousands

          _________________________________________________________________
          Liabilities

          13.  Deposits:
               a. In domestic offices (sum of totals of columns
                  A  and  C   from  Schedule   RC-E)...................266,318
                  (1) Noninterest-bearing  [1].........................266,318
                  (2) Interest-bearing.....................
               b. In foreign offices, Edge and Agreement
                  subsidiaries, and IBFs............................
                  (1) Noninterest-bearing...........................
                  (2) Interest-bearing..............................
          14.     Federal funds purchased and securities
                  sold under agreements to repurchase:
               a. Federal funds purchased...........................
               b. Securities sold under agreements to repurchase....
          15.  Demand notes issued to the U.S. Treasury.............
          16.      Other  borrowed   money..............................155,748
          17.  Mortgage indebtedness and obligations
               under capitalized leases.............................
          18.  Bank's liability on acceptances executed
               and outstanding......................................
          19.  Notes and debentures subordinated to deposits........
          20.    Other  liabilities  (from  Schedule  RC-G).............. 31,126
          21.    Total liabilities (sum of items 13 through  20).........453,192
          22.  Limited-life preferred stock.........................
          EQUITY CAPITAL
          23.  Perpetual preferred stock............................
          24.    Common Stock.........................................      500
          25.         Surplus.........................................  139,063
          26(a)Undivided   profits   and  capital   reserves..........   (8,311)
          26(b)Net unrealized holding gains (losses) on available for sale
               securities...........................................          2
          27.  Cumulative foreign currency translation adjustments..
          28.   Total  equity  capital (sum  of  items 23  through  27).134,654
          29.  Total liabilities, limited-life preferred stock,
               and equity capital (sum of items 21,22 and 28)........   584,446
          _______________

          1] Includes total demand deposits and noninterest-bearing time and savings deposits.